UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2005

ADVANCED MEDICAL OPTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	01-31257	33-0986820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 E. St. Andrew Place Santa Ana, CA	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 247-8200

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On July 25, 2005, Advanced Medical Optics, Inc. (“AMO”) adopted amendments to the 2005 Performance Objectives under the AMO 2002 Equity Bonus Plan, as amended (the “2005 Performance Objectives”), to account for, in the determination of bonus target levels, the operations of VISX, Incorporated and its subsidiaries, which were acquired by AMO on May 27, 2005. The amended 2005 Performance Objectives are filed as Exhibit 10.1 and are by this reference incorporated herein.

Item 9.01 Financial Statements and Exhibits.

Exhibits
10.1	2005 Performance Objectives under the Advanced Medical Optics, Inc. 2002 Equity Bonus Plan, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED MEDICAL OPTICS, INC.
(Registrant)

Date: July 27, 2005	By:	/s/ Aimee S. Weisner
	Name:	Aimee S. Weisner
	Title:	Corporate Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.
10.1	2005 Performance Objectives under the Advanced Medical Optics, Inc. 2002 Equity Bonus Plan, as amended.

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